                               AMENDMENT NO. 10 TO

                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                  (ALL CLASSES OF SHARES EXCEPT CLASS B SHARES)

     The Amended and Restated Master Distribution Agreement (all Classes of shares except Class B Shares) (the "Agreement") made as of the 18th day of August, 2003, by and between each registered investment company set forth on Schedule A to the Agreement (each individually referred to as "Fund", or collectively, "Funds"), severally, on behalf of each of its series of common stock or beneficial interest, as the case may be, set forth on Schedule A to the Agreement, (each, a "Portfolio"), with respect to each class of shares except Class B Shares (the "Shares") of each Portfolio, and A I M DISTRIBUTORS, INC., a Delaware corporation (the "Distributor") is hereby amended to reflect the name change of the AIM Basic Value II Fund to the AIM Select Basic Value Fund.

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A
                                       TO
                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT

                  (All Classes of Shares Except Class B Shares)

AIM COMBINATION STOCK & BOND FUNDS
   INVESCO Core Equity Fund -                 Class A
                                              Class C
                                              Class K
                                              Investor Class

   INVESCO Total Return Fund -                Class A
                                              Class C
                                              Class K
                                              Institutional Class
                                              Investor Class

AIM COUNSELOR SERIES TRUST
   INVESCO Advantage Health Sciences Fund -   Class A
                                              Class C

   INVESCO Multi-Sector Fund -                Class A
                                              Class C
                                              Institutional Class

AIM EQUITY FUNDS
   AIM Aggressive Growth Fund -               Class A
                                              Class C
                                              Class R
                                              Institutional Class

   AIM Blue Chip Fund -                       Class A
                                              Class C
                                              Class R
                                              Institutional Class
                                              Investor Class

   AIM Capital Development Fund -             Class A
                                              Class C
                                              Class R
                                              Institutional Class

   AIM Charter Fund -                         Class A
                                              Class C
                                              Class R
                                              Institutional Class

   AIM Constellation Fund -                   Class A
                                              Class C
                                              Class R
                                              Institutional Class

   AIM Core Strategies Fund -                 Class A
                                              Class C

   AIM Dent Demographic Trends Fund -         Class A
                                              Class C

   AIM Diversified Dividend Fund -            Class A
                                              Class C

   AIM Emerging Growth Fund -                 Class A
                                              Class C

   AIM Large Cap Basic Value Fund -           Class A
                                              Class C
                                              Class R
                                              Institutional Class
                                              Investor Class

   AIM Large Cap Growth Fund -                Class A
                                              Class C
                                              Class R
                                              Institutional Class
                                              Investor Class

   AIM Mid Cap Growth Fund -                  Class A
                                              Class C
                                              Class R
                                              Institutional Class

   AIM Select Basic Value Fund -              Class A
                                              Class C

   AIM U.S. Growth Fund -                     Class A
                                              Class C

   AIM Weingarten Fund -                      Class A
                                              Class C
                                              Class R
                                              Institutional Class

AIM FUNDS GROUP
   AIM Balanced Fund -                        Class A
                                              Class C
                                              Class R
                                              Institutional Class

   AIM Basic Balanced Fund -                  Class A
                                              Class C
                                              Class R
                                              Institutional Class

   AIM European Small Company Fund -          Class A
                                              Class C

   AIM Global Value Fund -                    Class A
                                              Class C

   AIM International Emerging Growth Fund -   Class A
                                              Class C

   AIM Mid Cap Basic Value Fund -             Class A
                                              Class C
                                              Class R
                                              Institutional Class

   AIM Premier Equity Fund -                  Class A
                                              Class C
                                              Class R
                                              Institutional Class

   AIM Select Equity Fund -                   Class A
                                              Class C

   AIM Small Cap Equity Fund -                Class A
                                              Class C
                                              Class R

AIM GROWTH SERIES
   AIM Aggressive Allocation Fund -           Class A
                                              Class C
                                              Class R
                                              Institutional Class

   AIM Basic Value Fund -                     Class A
                                              Class C
                                              Class R
                                              Institutional Class

   AIM Conservative Allocation Fund -         Class A
                                              Class C
                                              Class R
                                              Institutional Class

   AIM Global Equity Fund -                   Class A
                                              Class C
                                              Institutional Class

   AIM Mid Cap Core Equity Fund -             Class A
                                              Class C
                                              Class R
                                              Institutional Class

   AIM Moderate Allocation Fund -             Class A
                                              Class C
                                              Class R
                                              Institutional Class

   AIM Small Cap Growth Fund -                Class A
                                              Class C
                                              Class R
                                              Institutional Class

AIM INTERNATIONAL MUTUAL FUNDS
   AIM Asia Pacific Growth Fund -             Class A
                                              Class C

   AIM European Growth Fund -                 Class A
                                              Class C
                                              Class R
                                              Investor Class

   AIM Global Aggressive Growth Fund -        Class A
                                              Class C

   AIM Global Growth Fund -                   Class A
                                              Class C

   AIM International Growth Fund -            Class A
                                              Class C
                                              Class R
                                              Institutional Class

   INVESCO International Core Equity Fund -   Class A
                                              Class C
                                              Class R
                                              Institutional Class
                                              Investor Class

AIM INVESTMENT FUNDS
   AIM Developing Markets Fund -              Class A
                                              Class C

   AIM Global Health Care Fund -              Class A
                                              Class C

   AIM Libra Fund -                           Class A
                                              Class C

   AIM Trimark Endeavor Fund -                Class A
                                              Class C
                                              Class R
                                              Institutional Class

   AIM Trimark Fund -                         Class A
                                              Class C
                                              Class R
                                              Institutional Class

   AIM Trimark Small Companies Fund -         Class A
                                              Class C
                                              Class R
                                              Institutional Class

AIM INVESTMENT SECURITIES FUNDS
   AIM High Yield Fund -                      Class A
                                              Class C
                                              Institutional Class
                                              Investor Class

   AIM Income Fund -                          Class A
                                              Class C
                                              Class R
                                              Investor Class

   AIM Intermediate Government Fund -         Class A
                                              Class C
                                              Class R
                                              Investor Class

   AIM Limited Maturity Treasury Fund -       Class A
                                              Class A3
                                              Institutional Class

   AIM Money Market Fund -                    AIM Cash Reserve Shares
                                              Class C
                                              Class R
                                              Institutional Class
                                              Investor Class

   AIM Municipal Bond Fund -                  Class A
                                              Class C
                                              Investor Class

   AIM Real Estate Fund -                     Class A
                                              Class C
                                              Class R
                                              Institutional Class
                                              Investor Class

   AIM Short Term Bond Fund -                 Class A
                                              Class C
                                              Class R
                                              Institutional Class

   AIM Total Return Bond Fund -               Class A
                                              Class C
                                              Class R
                                              Institutional Class

AIM SECTOR FUNDS
   INVESCO Energy Fund -                      Class A
                                              Class C
                                              Class K
                                              Investor Class

   INVESCO Financial Services Fund -          Class A
                                              Class C
                                              Class K
                                              Investor Class

   INVESCO Gold & Precious Metals Fund -      Class A
                                              Class C
                                              Investor Class

   INVESCO Health Science Fund -              Class A
                                              Class C
                                              Class K
                                              Investor Class

   INVESCO Leisure Fund -                     Class A
                                              Class C
                                              Class K
                                              Investor Class

   INVESCO Technology Fund -                  Class A
                                              Class C
                                              Class K
                                              Institutional Class
                                              Investor Class

   INVESCO Utilities Fund -                   Class A
                                              Class C
                                              Investor Class

AIM SPECIAL OPPORTUNITIES FUNDS
   AIM Opportunities I Fund -                 Class A
                                              Class C

   AIM Opportunities II Fund -                Class A
                                              Class C

   AIM Opportunities III Fund -               Class A
                                              Class C

AIM STOCK FUNDS
   INVESCO Dynamics Fund -                    Class A
                                              Class C
                                              Class K
                                              Institutional Class
                                              Investor Class

   INVESCO Mid-Cap Growth Fund -              Class A
                                              Class C
                                              Class K
                                              Institutional Class
                                              Investor Class

   INVESCO Small Company Growth Fund -        Class A
                                              Class C
                                              Class K
                                              Investor Class

   INVESCO S&P 500 Index Fund -               Institutional Class
                                              Investor Class

AIM TAX-EXEMPT FUNDS
   AIM High Income Municipal Fund -           Class A
                                              Class C

   AIM Tax-Exempt Cash Fund -                 Class A
                                              Investor Class

   AIM Tax-Free Intermediate Fund -           Class A
                                              Class A3
                                              Institutional Class

AIM TREASURER'S SERIES TRUST
   INVESCO U.S. Government Money Fund         Investor Class

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated: September 15, 2004

                                        Each Fund (listed on Schedule A) on
                                        behalf of the Shares of each Portfolio
                                        listed on Schedule A


                                        By: /s/ Mark H. Williamson
                                            ------------------------------------
                                            Mark H. Williamson
                                            Executive Vice President


                                        A I M DISTRIBUTORS, INC.


                                        By: /s/ Gene L. Needles
                                            ------------------------------------
                                            Gene L. Needles
                                            President